UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROCYON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMENDMENT NO. 1 TO PROXY STATEMENT

EXPLANATORY NOTE

This Amendment No. 1 (this "Amendment No. 1") to the definitive proxy statement on Schedule 14A (the "Proxy Statement") filed by Procyon Corporation (the "Company") with the U.S. Securities and Exchange Commission on October 12, 2023 for use at the Company's annual meeting of stockholders, which will take place on November 14, 2023, is being made available to stockholders on October 25, 2023. Except as described in this Amendment No. 1, the information provided in the Proxy Statement continues to apply. This Amendment No. 1 should be read in conjunction with the Proxy Statement. Defined terms used but not defined in this Amendment No. 1 have the meanings set forth in the Proxy Statement.

CHANGES TO PROXY STATEMENT

This Amendment No. 1 makes no changes to the text of the originally filed Proxy Statement, but attaches the corrected form of proxy card to be used by shareholders at the annual meeting. The original filing mistakenly included a proxy card for the wrong company.

PROCYON CORPORATION

Annual Meeting of Shareholders to be held on November 14, 2023

This proxy is solicited by the Board of Directors of Procyon Corporation.

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the “Company”) hereby constitutes and appoints Regina W. Anderson, as attorney and proxy, with the power to appoint her substitute, and hereby authorizes her to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held November 14, 2023, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 12, 2023, receipt of which is acknowledged.

The Board of Directors recommend a vote for all nominees listed, and for proposal 2.

1.

To consider and act upon a proposal to elect James B. Anderson, Justice W. Anderson, Regina W. Anderson, Steven McComas, Monica L. McCullough, Joseph R. Treshler and Fred W. Suggs, Jr. as directors to hold office for one-year terms or until their successors are elected and qualified.

☐	FOR ELECTION OF ALL NOMINEES (except as shown below)
☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below.

James B. Anderson	Justice W. Anderson	Regina W. Anderson	Steven
McComas
Monica L. McCullough	Fred W. Suggs, Jr.	Joseph R. Treshler

2.	To ratify the appointment of Ferlita, Walsh, Gonzalez, & Rodriguez, P.A. as independent registered public accountants of the Company for the 2024 fiscal year.

☐ FOR RATIFICATION	☐ AGAINST RATIFICATION	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

☐ AUTHORIZED TO VOTE	☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSAL 2. THE PROXY HOLDER WILL VOTE ON ANY PROPOSAL UNDER ITEM 3 IN THEIR DISCRETION AND IN HER BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Dated:	______________________________
Signature

[Mailing Label]	Dated:	______________________________
Signature if held jointly